SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                               First Amendment To
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                            ----------------------


       Date  of  Report  (Date  of  earliest  event reported):  JANUARY 16, 2000
                                                                ----------------



                               Banyan Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            OREGON                  000-26065                   84-1346327
     ----------------------         ---------            ----------------------
   (State of incorporation or       (Commission            (I.R.S. Employer
         organization)              File Number)          Identification Number)


             4740 Forge Rd., Bldg. #112, Colorado Springs, CO  80907
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's  telephone  number,  including  area  code:  (719)  531-5535
                                                                ---------------


Item 1. Change in Control of Registrant

         Not applicable.

Item 2. Acquisition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4. Changes in Registrant's Certifying Public Accountant.

     As of January 14, 2001, the Company has retained the public accounting firm of Gelfond Hochstadt Pangburn, P.C. ('Gelfond'), whose princapal business address is 1600 Broadway, Suite 2500, Denver Colorado 80202, to do its year end audit and to advise it with regards to the preparation or review of any interrim financial statements.

     The Company has not previously consulted with Gelfond on any matters, and has hired Gelfond because the Company's Board of Directors feels that the Company's business has grown to the point where it would be beneficial to hire an accounting firm of Gelfond's size and quality.



Item 5.  Other events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         See attached financial statement for NetDisc, Inc.

Item 8.  Change in Fiscal Year

         Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANYAN  CORPORATION
                                   -------------------
                                  (Registrant)


Date:  January 17,  2001          /s/Lawrence A. Stanley
                                   --------------------
                                   Lawrence A. Stanley
                                   President  and  CEO